UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2013

PACIFIC SUNWEAR OF CALIFORNIA, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-21296	95-3759463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA	92806-2101
(Address of principal executive offices)	(Zip Code)

(714) 414-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 below of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Section 3 — Securities and Trading Markets

Item 3.03	Material Modification to Rights of Security Holders.

On March 22, 2013, the Board of Directors of Pacific Sunwear of California, Inc., a California corporation (the “Company”), declared a dividend of one right (a “Right”), payable upon certification by the NASDAQ Global Select Market (the “NASDAQ”) to the Securities and Exchange Commission that the Rights have been approved for listing and registration, for each outstanding share of common stock, par value $0.01 per share (“Common Shares”), of the Company held of record at the close of business on April 1, 2013 (the “Record Time”), or issued thereafter and prior to the Separation Time (as hereinafter defined) and thereafter pursuant to options and convertible securities outstanding at the Separation Time. The Rights will be issued pursuant to a Shareholder Protection Rights Agreement, dated as of March 22, 2013 (the “Rights Agreement”), between the Company and Computershare Limited, as Rights Agent (the “Rights Agent”). Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one one-hundredth of a share of Participating Preferred Stock, par value $0.01 per share (“Participating Preferred Stock”), for $10.00 (the “Exercise Price”), subject to adjustment.

The Rights will be evidenced by the Common Share certificates until the close of business on the earlier of (either, the “Separation Time”) (i) the tenth business day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person’s becoming an Acquiring Person, as defined below and (ii) the time of the first event causing a Flip-in Date (as defined below) to occur; provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided further that if a tender or exchange offer referred to in clause (i) is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made. A Flip-in Date will occur on any Stock Acquisition Date (as defined below) or such later date and time as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred. A Stock Acquisition Date means the earlier of (a) the first date on which the Company announces that a person or group has become an Acquiring Person (as such term is defined in the Rights Agreement) or (b) the date and time on which any Acquiring Person has acquired more than 40% of the Company’s Common Shares (in either case, the “Stock Acquisition Date”). An Acquiring Person is any Person having Beneficial Ownership (as defined in the Rights Agreement) of 20% or more of the outstanding Common Shares, which term shall not include (i) the Company, any wholly-owned subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company, (ii) any person who is the Beneficial Owner of 20% or more of the outstanding Common Shares as of the time of the first public announcement of the Rights Agreement or who shall become the Beneficial Owner of 20% or more of the outstanding Common Shares solely as a result of (A) an acquisition of Common Shares by the Company, (B) the issuance of any Common Shares upon conversion of shares of the Company’s Convertible Series B Preferred Stock or (C) the exercise or exchange of Rights held by such Person following the occurrence of a Flip-in Date which has not resulted from the acquisition of Beneficial Ownership of Common Shares by such Person or any of such Person’s Affiliates or Associates, until such time as such Person acquires additional Common Shares, other than through a dividend, stock split or reclassification, that, in the aggregate amount to 0.1% or more of the outstanding Common Shares, (iii) any Person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares without any plan or intent to seek or affect control of the Company if such Person promptly divests sufficient securities such that such 20% or greater Beneficial Ownership ceases or (iv) any Person who Beneficially Owns Common Shares consisting solely of (A) shares acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (B) shares owned by such Person and its Affiliates and Associates at the time of such grant and (C) shares, amounting to less than 1% of the outstanding Common Shares, acquired by Affiliates and Associates of such Person after the time of such grant. The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Shares. Common Share certificates issued after the Record Time but prior to the Separation Time shall evidence one Right for each Common Share represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing Common Shares outstanding at the Record Time shall also evidence one Right for each Common Share evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights (“Rights Certificates”) will be delivered to holders of record of Common Shares at the Separation Time.

The Rights will not be exercisable until the Business Day (as defined in the Rights Agreement) following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on March 22, 2016 if the Rights Agreement is approved by shareholders and March 22, 2014 if the Rights Agreement is not approved by shareholders prior to such date, (iii) the date on which the Rights are redeemed as described below and (iv) upon the merger of the Company into another corporation pursuant to an agreement entered into prior to a Stock Acquisition Date (in any such case, the “Expiration Time”).

The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Share dividend on, or a subdivision or a combination into a smaller number of, Common Shares, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Shares.

In the event that prior to the Expiration Time a Flip-in Date occurs, the Company shall take such action as shall be necessary to ensure and provide, to the extent permitted by applicable law, that each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of Common Shares of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the Stock Acquisition Date that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding Common Shares, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights become void) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the “Exchange Ratio”). Immediately upon such action by the Board of Directors (the “Exchange Time”), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of Common Shares equal to the Exchange Ratio.

Whenever the Company shall become obligated, as described in the preceding paragraph, to issue Common Shares upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-hundredth of a share of Participating Preferred Stock for each Common Share so issuable.

In the event that prior to the Expiration Time the Company enters into, consummates or permits to occur a transaction or series of transactions after the time an Acquiring Person has become such in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a binding statutory share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or statutory share exchange, the Acquiring Person controls the Board of Directors of the Company or is the Beneficial Owner of 90% or more of the outstanding Common Shares and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or statutory share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Shares or (B) the Person with whom such transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate thereof or (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company (a “Flip-over Transaction or Event”), the Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur such Flip-over Transaction or Event until it shall have entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the “Flip-over Entity”), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement. For purposes of the foregoing description, the term “Acquiring Person” shall include any Acquiring Person and its Affiliates and Associates counted together as a single Person.

The Board of Directors of the Company may, at its option, at any time prior to the Flip-in Date redeem all (but not less than all) the then outstanding Rights at a price of $0.01 per Right) (the “Redemption Price”), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash for each Right so held. In addition, if the Company receives a Qualified Offer (as defined below), then the Rights may be redeemed by way of shareholder action taken at a special meeting of shareholders called by the Board upon the written notice of the holders of at least 10% of Common Shares then outstanding (other than Common Shares held by the offeror or its Affiliates and Associates) for the purpose of voting on a resolution authorizing the redemption of the Rights pursuant to the provisions of the Rights Agreement. The written notice must be received by the Company not earlier than 60 nor later than 80 business days following the commencement of a Qualified Offer that has not been terminated prior thereto and that continues to be a Qualified Offer. The special meeting must be held on or prior to the 90th business day following Company’s receipt of such notice. Such an action by the shareholders requires the affirmative vote of a majority of all Common Shares entitled to vote on such issue (excluding Common Shares held by the offeror and its Affiliates or Associates). If either (A) the special meeting is not held on or prior to the 90th business day following receipt of the special meeting notice, or (B) at the special meeting, the requisite holders of Common Shares vote in favor of the redemption resolution, then all of the Rights will be deemed redeemed by such failure to hold the special meeting or as a result of such shareholder action, as the case may be, at the Redemption Price, or the Board of Directors shall take such other action as would prevent the existence of the Rights from interfering with the consummation of the Qualified Offer, effective immediately prior to the consummation of the Qualified Offer if, and only if, the Qualified Offer is consummated within 60 days after either (x) the close of business on the 90th business day following receipt of the special meeting notice if a special meeting is not held on or prior to such date or (y) the date on which the results of the vote on the redemption resolution at the special meeting are certified as official, as the case may be.

“Qualified Offer” means an offer that has each of the following characteristics:

•

a fully financed all-cash tender offer or an exchange offer offering common shares of the offeror or a combination of cash and common shares of the offeror, in each such case for any and all of the outstanding Common Shares of the Company;

•	an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

•

an offer that within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors of the Company rendering an opinion to the Board of Directors of the Company that the consideration being offered to the holders of the Common Shares is either unfair or inadequate;

•

an offer that is subject only to the minimum tender condition described below and other usual and customary terms and conditions, which conditions shall not include any financing, funding, due diligence or similar condition;

•

an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 60 business days and, if a special meeting is duly requested under the redemption provisions, for, at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the special meeting notice, for at least 10 business days following such 90 business day period;

•

an offer that is conditioned on a minimum of at least 50% of the outstanding Common Shares (other than Common Shares held by the offeror) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•

an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all Common Shares not tendered into the offer will be acquired at the same amount and form of consideration per share actually paid pursuant to the offer, subject to shareholders’ statutory appraisal rights, if any;

•

an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, change the form of consideration offered, reduce the number of shares being sought, or otherwise change the terms of the offer in a way that is adverse to a tendering shareholder; and

•

if the offer includes common shares of the offeror, (A) the offeror is a publicly owned United States corporation, and its common shares are freely tradable and are listed or admitted to trading on the New York Stock Exchange, the Nasdaq Global Market or the Nasdaq Global Select Market, (B) no shareholder approval of the offeror is required to issue such common shares or, if required, such approval has already been obtained, (C) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act of 1933, as amended, including, without limitation, the filing of all required Exchange Act reports in a timely manner during the 12 calendar months prior to the date of commencement of the offer.

The holders of Rights will, solely by reason of their ownership of Rights, have no rights as shareholders of the Company, including, without limitation, the right to vote or to receive dividends.

The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a person or group that acquires 20% or more of the Common Shares, or any existing holder of 20% or more of the Common Shares (including for this purpose any person or group that comes to hold of 20% or more of the outstanding Common Shares solely as a result of (A) an acquisition of Common Shares by the Company, (B) the issuance of any Common Shares upon conversion of shares of the Company’s Convertible Series B Preferred Stock or (C) the exercise or exchange of Rights held by such person following the occurrence of a Flip-in Date which has not resulted from the acquisition of Common Shares by such person) who shall acquire Common Shares amounting to 0.1% of the outstanding Common Shares, unless the Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its shareholders because the Rights can be redeemed on or prior to the Flip-in Date, before the consummation of such transaction.

The Rights Agreement replaces the previous Shareholder Protection Rights Agreement, dated as of December 7, 2011. The previous Shareholder Protection Rights Agreement was amended on March 22, 2013 (the “Amendment”). The Amendment changed the expiration time of the previous Shareholder Protection Rights Agreement to the close of business on March 22, 2013.

As of March 22, 2013 there were 69,915,908 Common Shares issued and outstanding, and 2,678,236 shares reserved for issuance pursuant to employee benefit plans. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such shares will have Rights attached.

The Amendment and Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the Certificate of Determination of Preferences of Series A Junior Participating Preferred Stock) are attached hereto as exhibits and are hereby incorporated herein by reference. The foregoing descriptions of the Amendment and Rights are qualified in their entirety by reference to the Amendment and the Rights Agreement, respectively, and any exhibits thereto.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2013 Bonus Plan

On March 22, 2013, the Board adopted the Fiscal 2013 Bonus Plan (the “Plan”). Under the Plan, participants (who range from corporate managers and other key contributors to the CEO) are eligible to receive cash bonuses equal to a percentage of their base salary. The amount of the bonus depends on a combination of: (i) the Company’s achievement of pre-set “EBITDA” (earnings before interest, taxes, depreciation and amortization, but excluding one-time non-recurring charges) targets (the “EBITDA Targets”); and (ii) the participant’s individual performance. The Company component of the bonus is 75% for senior executives and 60% for all other plan participants, and the individual performance component of the bonus is 25% for senior executives and 40% for all other plan participants. Unless otherwise determined by the Compensation Committee, no bonus is achieved under the Plan unless the Company meets its budgeted EBITDA Target. If that EBITDA Target is achieved, the Plan will be 50% funded and each participant will be eligible to receive up to 50% of their target bonus. If the Company achieves EBITDA equal to two times the budgeted EBITDA Target, the Plan will be 100% funded and each participant will be eligible to receive up to 100% of their target bonus. Each participant also can earn up to two times his or her target bonus if the Company achieves its highest EBITDA Target and the participant achieves the highest individual performance rating (Outstanding). The Compensation Committee of the Board has the authority under the Plan to , if circumstances so dictate, award discretionary bonuses to top performing participants even if the EBITDA Targets are not achieved, award no bonuses under the Plan even if the EBITDA Targets are achieved, and award bonuses in any form it determines (e.g. in the form of equity awards, retention bonuses, etc.).

Amounts which the executive officers of the Company are eligible to receive under the Plan are as follows:

Name/Title	Base Salary	Target Bonus Percentage	Target Bonus	Maximum Bonus Percentage	Maximum Bonus
Gary H. Schoenfeld President and CEO	$1,050,000	100%	1,050,000	200%	2,100,000

Michael W. Kaplan SVP, CFO	$437,746	50%	$218,873	100%	$437,746

Paula M. Lentini SVP, Retail	$437,746	50%	$218,873	100%	$437,746

Alfred Chang SVP, Men’s Merchandising	$327,438	50%	$163,719	100%	$327,438

Christine Lee SVP, Women’s Merchandising	$427,462	50%	$213,731	100%	$427,462

Jon Brewer, SVP, Product Development and Supply Chain	$394,657	50%	$197,328	100%	$394,657

Craig E. Gosselin SVP and General Counsel	$371,305	50%	$185,652	100%	$371,305

Section 9 — Financial Statements and Exhibits

Item 9.01	Exhibits.

(4.1)	Shareholder Protection Rights Agreement dated as of March 22, 2013, which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the Certificate of Determination of Preferences of Series A Junior Participating Preferred Stock.

(4.2)	Amendment No. 1 to the Shareholder Protection Rights Agreement, dated as of March 22, 2013, between the Company and Computershare Trust Company, N.A., as rights agent.

EXECUTION COPY

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC SUNWEAR OF CALIFORNIA, INC.

By	/s/ Craig E. Gosselin
Name: Craig E. Gosselin
Title: Senior Vice President and General Counsel

Date: March 26, 2013

EXHIBIT INDEX

Exhibit No.	Description

(4.1)	Shareholder Protection Rights Agreement, dated as of March 22, 2013, including as Exhibit A the forms of Rights Certificate and of Election to Exercise and as Exhibit B the Certificate of Determination of Preferences of Series A Junior Participating Preferred Stock.

(4.2)	Amendment No. 1 to the Shareholder Protection Rights Agreement, dated as of March 22, 2013, between the Company and Computershare Trust Company, N.A., as rights agent.